UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2005

                           Applied DNA Sciences, Inc.
             (Exact name of registrant as specified in its charter)



          Nevada                       002-90539               59-2262718
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


             9229 Sunset Boulevard, Suite 830, Los Angeles, CA 90069
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (310) 860-1362

                                   Copies to:
                              Andrea Cataneo, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 - Entry into a Material Definitive Agreement

     We have entered into a lease agreement, effective November 1, 2005, to move our headquarters to the campus of the State University of New York at Stony Brook. Our new address will be 25 Health Sciences Drive, Suite 113, Stony Brook, New York 11790. Pursuant to the lease agreement, we have rented 2,500 square feet of office and laboratory space, comprising Suites 112, 113 and 115 at our new address. Term term of the lease is for one year, at a rent of $50,000 for the year, payable in equal monthly payments of $4,166. In addition, our energy surcharge will be $520.83 per month.

     On October 18, 2005, we entered into an Independent Contractor's Agreement (the "Agreement") with Ms. Karin Klemm, our former Chief Financial Officer (see
Item 5.02 below), pursuant to which Ms. Klemm will continue to assist the Company with its pending registration statement and the annual report for the fiscal year ended September 30, 2005 (the "Projects"). The Agreement terminates upon the earlier of January 15, 2006 or the completion of the Projects. Pursuant to the Agreement, we agree to pay Ms. Klemm a per diem rate of $500 per day for work done in the State of California and $750 per day for work done at the Company's request outside the state of California.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Michael Hill

     On October 20, 2005, Mr. Michael Hill, a member of the board of directors, resigned as a director, effective immediately, to pursue other interests.

Resignation of Karin Klemm

     On October 17, 2005, Ms. Karin Klemm, our Chief Financial Officer, resigned effective immediately. Ms. Klemm resigned because she is unable to re-locate to New York, where the Company is moving its headquarters. Dr. James Hayward, our current Chief Executive Officer, will assume the role of Principal Financial Officer and Principal Accounting Officer until the Company is able to hire a new CFO.

Item 9.01 Financial Statements and Exhibits.

  (c)  Exhibits.

Exhibit Number                    Description
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10.1                Lease  Agreement,  effective as of November 1, 2005,  by and between Applied DNA Sciences, Inc. and Long Island High Technology Incubator, Inc.
10.2 Consulting Agreement, dated as of October 18, 2005, by and between Applied DNA Sciences, Inc. and Karin Klemm
99.1                Letter of Resignation from Michael Hill
99.2                Letter of Resignation from Karin Klemm


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Applied DNA Sciences, Inc.


Date: October 27, 2005                           /s/ PETER BROCKELSBY
                                                 --------------------
                                                 Peter Brockelsby
                                                 President

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